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                                    EXHIBIT G

                                AGREEMENT TO FILE
                         JOINT STATEMENT ON SCHEDULE 13D

         The undersigned hereby agree to file a joint statement on Schedule 13D on behalf of each of the undersigned pursuant to Rule 13d-1(f) under the Securities Exchange Act of 1934.


                                DAKOTA HOLDINGS, LLC

                                   By Its Members
                                   POHLAD COMPANIES

Dated:  January 2, 2001
                                   By: /s/ John F. Bierbaum
                                      ------------------------------------
                                      John F. Bierbaum, Vice President and
                                      Chief Financial Officer

                                   BEVERAGES, FOODS & SERVICE INDUSTRIES, INC.

Dated: January 2, 2001
                                   By: /s/ Robert K. Biggart
                                      ------------------------------------
                                      Robert K. Biggart, Vice President

                                   PEPSI-COLA METROPOLITAN BOTTLING CO., INC.

Dated: January 2, 2001
                                   By: /s/ W. Timothy Heaviside
                                      ------------------------------------
                                      W. Timothy Heaviside, Vice President

                                   BEVERAGE INVESTMENT, LLC

Dated: January 2, 2001
                                   By:  /s/ John F. Bierbaum
                                      ------------------------------------
                                      John F. Bierbaum, Vice President

                                   MIDWEST BEVERAGE HOLDINGS, LLC

Dated: January 2, 2001
                                   By:  /s/ John F. Bierbaum
                                      ------------------------------------
                                      John F. Bierbaum, Vice President

                               G-1


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                                   POHLAD COMPANIES


Dated: January 2, 2001             By: /s/ John F. Bierbaum
                                      ------------------------------------
                                      John F. Bierbaum, Vice President and
                                      Chief Financial Officer

                                   PEPSICO, INC.


Dated: January 2, 2001             By: /s/ W. Timothy Heaviside
                                      ------------------------------------
                                      W. Timothy Heaviside, Vice President

                               G-2